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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


        Date of Report (Date of earliest event reported) January 8, 2003

                                ----------------

                          CAL DIVE INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


                  MINNESOTA                               95-3409686
       (State or other jurisdiction of                 (I.R.S. Employer
        incorporation of organization)                 Identification No.)


      400 N. SAM HOUSTON PARKWAY E., SUITE 400, HOUSTON, TEXAS     77060
              (Address of Principal Executive Offices)           (Zip Code)


                                 (281) 618-0400
              (Registrant's telephone number, including area code)


                                      None
             (Former name, former address and former fiscal year, if
                           changed since last report)


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Item 5.  Other Events

On January 8, 2003, Cal Dive International, Inc. issued a press release entitled "Cal Dive Issues Preferred Stock Convertible at $30 per Common Share". A copy of that press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits.

         Number          Description
         ------          -----------

          99.1           Press Release dated January 8, 2003


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                          CAL DIVE INTERNATIONAL, INC.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

         Date: January 8, 2003

                                           CAL DIVE INTERNATIONAL, INC.


                                           By: /s/ S. JAMES NELSON
                                               ---------------------------------
                                               S. James Nelson
                                               Vice Chairman



                                           By: /s/ A. WADE PURSELL
                                               ---------------------------------
                                               A. Wade Pursell
                                               Senior Vice President and
                                               Chief Financial Officer



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                                  EXHIBIT INDEX



         Number          Description
         ------          -----------

          99.1           Press Release dated January 8, 2003